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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                          the Securities Act of 1934


      Date of Report (Date of earliest event reported): October 15, 1998



                            MOHAWK INDUSTRIES, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)




   Delaware                   01-19826                       52-1604305
---------------       ------------------------          -------------------
(State or other       (Commission File Number)            (IRS Employer
jurisdiction of                                         Identification No.)
incorporation)



              160 South Industrial Blvd., Calhoun, Georgia  30701
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         (Address, including zip code, of principal executive offices)



                                (706) 629-7721
             ----------------------------------------------------
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS
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          On October 15, 1998, Mohawk Industries, Inc. ("MOHAWK") issued a press release containing certain earnings information with respect to the third quarter and first nine months ended September 26, 1998. A copy of such press release is included as an exhibit to this report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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     C.  Exhibits

         99.1  Press Release dated October 15, 1998
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Mohawk Industries, Inc.



Date: October 23, 1998                   By:  /s/ FRANK H. BOYKIN
                                            -------------------------
                                            Frank H. Boykin
                                            Corporate Controller
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                               INDEX TO EXHIBITS
                               -----------------


     Exhibit
     -------

     99.1    Press Release dated October 15, 1998